Security Income Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated February 23, 2009
to the Prospectus Dated October 20, 2008

The following information supplements the information in the Prospectus regarding Security Diversified Income Fund ("Diversified Income") and Security Capital Preservation Fund ("Capital Preservation"):

  Changes to Diversified Income - Name Change

  Effective February 20, 2009, the Fund's name changed to "U.S. Intermediate Bond Fund."

  Transition of U.S. Intermediate Bond Fund (formerly Diversified Income Fund)

  Transition phase: To facilitate the transition from the previous investment program of the U.S. Intermediate Bond Fund (the "Fund") to the current one, effective on or about October 20, 2008, the Investment Manager appointed, Daniel W. Portanova to serve as co-portfolio manager with Steven M. Bowser and Christopher L. Phalen, who were the co-portfolio managers of the Fund. Mr. Portanova is responsible for implementing the Fund's new investment program after November 24, 2008. Mr. Bowser has co-managed the Fund since 1995 and Mr. Phalen has co-managed the Fund since 2000 (more information about each of these portfolio managers can be found in the "Investment Manager: Portfolio Managers" section of the Prospectus). The new investment program became effective on November 24, 2008, but the transition phase was not completed, so Mr. Bowser and Mr. Phalen continued to serve as co-portfolio managers with Mr. Portanova. During the transition phase, the Fund may not be invested completely in accordance with either its previous or its current principal investment strategies. Investors should also note that the transition to the Fund's new principal investment strategies could result in increased costs and the realization of taxable gains or losses for the Fund (which, to the extent of actual gains or losses, would ultimately be borne by shareholders). The Investment Manager will attempt to minimize these costs, but there is no guarantee that these efforts will be successful. The duration of the transition will ultimately depend on market conditions. When this transition is completed, Mr. Portanova will be the sole portfolio manager for the Fund.

  Reorganization of Capital Preservation into U.S. Intermediate Bond Fund

  The reorganization of Capital Preservation Fund into the U.S. Intermediate Bond Fund (formerly, the Diversified Income Fund) became effective February 20, 2009. All references to the Capital Preservation Fund in the Prospectus are hereby deleted.

Please Retain This Supplement for Future Reference